UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported) August 13, 2002

CARLISLE COMPANIES INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware

1-9278

31-1168055
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

13925 Ballantyne Corporate Place, Suite 400, Charlotte, NC 28277
(Address of principal executive offices)

704-501-1100
(Registrant’s telephone number)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 9.    Regulation FD Disclosure.

                On August 13, 2002, pursuant to Securities and Exchange Commission Order No. 4-460, Carlisle Companies Incorporated (“Carlisle”) delivered to the Securities and Exchange Commission sworn statements of Richmond D. McKinnish, Carlisle’s principal executive officer and Kirk F. Vincent, Carlisle’s principal financial officer, both in the form specified by the Securities and Exchange Commission.  Conformed copies of the sworn statements are attached hereto as Exhibits 99.1 and 99.2.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 13, 2002	CARLISLE COMPANIES INCORPORATED

	By:	/s/ Kirk F. Vincent
Kirk F. Vincent
Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Sworn Statement of Richmond D. McKinnish

99.2	Sworn Statement of Kirk F. Vincent